SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 3, 2003

                        Commission File Number: 000-28005

                             MetaSource Group, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                              88-0422028
------                                                              ----------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

40 Exchange Place, Suite 1607, New York, New York                        10005
-------------------------------------------------                        -----
(Address of principal executive offices)                            (Zip Code)

                                 (646) 805-5141
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                               ------------------
                   (Former name, if changed since last report)

                               ------------------
      (Former Address and Telephone Number of Principal Executive Offices)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
------------------------------------------------------

On January 3, 2003, Merdinger, Fruchter, Rosen & Company, P.C (the "Former Accountants") s informed MetaSource Group, Inc., (the "Company") they have decided to cease auditing publicly traded companies and have resigned as the Company's principal accountants. The Former Accountants' reports on the financial statements for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles.

The Company's Board of Directors has approved the resignation of the Former Accountants.

During the last two fiscal years preceding the Former Accountants' resignation, and for the interim period from January 1, 2003 through January 3, 2003, there were no disagreements with the Former Accountants, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

During the last two fiscal years preceding the Former Accountants' resignation, and for the interim period ending January 3, 2003, there were no "reportable events" within the meaning of Item 304 of the Securities and Exchange Commission's Regulation S-K.

On or about January 3, 2003 the Company engaged Abrams and Company, P.C. (the "New Accountants") as our principal accountants to audit our financial statements. The engagement of the New Accountants was approved by the Company's Board of Directors

A letter from the Former Accountants addressed to the Securities and Exchange Commission stating the Former Accountants agree with the statements made by the Company in this report has been filed as an exhibit to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

(a)      Financial Statements
         Not Applicable

(b)      Exhibits

         16.1 Letter from Merdinger, Fruchter, Rosen and Company, P.C.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        MetaSource Group, Inc.


January 28, 2003                     By: /s/ Courtney Smith
                                        ---------------------------------------
                                        Courtney Smith, President